SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Diversified Senior Services, Inc.
(Name of Registrant as Specified in Its Charter)

Joanne Ragan, Secretary
(Name of Person(s) Filing Proxy Statement)

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DIVERSIFIED SENIOR SERVICES, INC.
915 West Fourth Street
Winston-Salem, North Carolina 27101

April 26, 2001

To our Shareholders:

You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Diversified Senior Services, Inc. at 10:00 A.M., local time, on June 7, 2001 at our corporate offices, 915 West Fourth Street, Winston-Salem, North Carolina.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

William G. Benton
Chairman of the Board

DIVERSIFIED SENIOR SERVICES, INC.
915 West Fourth Street
Winston-Salem, North Carolina 27101

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 7, 2001

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Diversified Senior Services, Inc. (the “Company”) will be held at our corporate offices, 915 West Fourth Street, Winston-Salem, North Carolina, on June 7, 2001, at 10:00 A.M., local time, for the following purposes:

1.	To elect one class of Directors for a term expiring in 2004;

2.	To ratify the appointment of The Daniel Professional Group, Inc. as independent accountants for the Company for the fiscal year ending December 31, 2001;

3.	To approve the 2001 Stock Incentive Plan; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

          A Proxy Statement, form of Proxy and the Annual Report to Shareholders of the Company for fiscal year ended December 31, 2000, including financial statements (the “Annual Report), are enclosed herewith. Common Shareholders of record at the close of business on April 16, 2001 will be entitled to notice of and to vote at the meeting and any adjournment(s) thereof. The stock transfer books of the Company will remain open between the record date and the date of the meeting. At least 10 days prior to the meeting, a complete list of the Shareholders entitled to vote will be available for inspection by any Shareholder, for any purpose germane to the meeting, during ordinary business hours, at the executive offices of the Company. Should you receive more than one Proxy because your shares are registered in different names and addresses, each Proxy should be signed and returned to assure that all your shares will be voted. You may revoke your Proxy at any time prior to the meeting.

          In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the meeting, the meeting may be adjourned by a vote of the majority of the votes cast by the Shareholders entitled to vote thereon.

          The Board of Directors of Diversified Senior Services, Inc. hopes that you will find it convenient to attend the meeting in person. In any event, please mark, sign, date and return the enclosed proxy to make sure that your shares are represented at the meeting. If you attend the meeting, you may vote your stock personally even though you have sent in your proxy.

By Order of the Board of Directors, JOANNE RAGAN Secretary

Winston-Salem, North Carolina
April 26, 2001

PLEASE DATE, SIGN AND MAIL THE ACCOMPANYING FORM OF PROXY
AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

DIVERSIFIED SENIOR SERVICES, INC.
915 West Fourth Street
Winston-Salem, North Carolina 27101

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held June 7, 2001

          Your vote is very important. For this reason the Board of Directors is requesting that you allow your Common Stock to be represented at the Annual Meeting by the Proxies named in the enclosed Proxy Card. This Proxy Statement is being sent to you in connection with this request and has been prepared for the Board of Directors by the Company’s management. The Proxy Statement is being sent to Shareholders on or about April 26, 2001.

General Information About Voting

          Who can vote: You are entitled to vote your Common Stock if our records showed that you held your stock as of April 16, 2001. At the close of business on April 16, 2001, 5,194,742 shares of Common Stock were outstanding and entitled to vote. Each share of Common Stock has one vote. The enclosed Proxy Card shows the number of shares that you are entitled to vote. Your individual vote is confidential and will not be disclosed to third parties.

          Voting by Proxy: If your Common Stock is held by a broker, bank or other nominee, you will receive instructions from them that you must follow to have your shares voted, If you hold your shares in your own name as a holder of record, you may instruct the Proxies how to vote your Common Stock by signing, dating and mailing the Proxy Card in the postage paid envelope included with this Proxy Statement. Of course you can always come to the meeting and vote your shares in person. If you give voting instructions on your Proxy Card, the Proxies will vote your shares in accordance with those instructions. If you sign and return your Proxy Card without giving specific voting instructions, your shares will be voted as recommended by the Board of Directors. The Company is not now aware of any other matters to be presented except for those described in this Proxy Statement. If any matters not described in this Proxy Statement are presented at the meeting, the Proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the Proxies may vote your shares on the new meeting date, unless you have revoked your proxy instructions.

          How to revoke proxy instructions: You may revoke your proxy at any time prior to the Annual Meeting. To revoke your proxy instructions, you must either (1) inform the Secretary in writing before your shares have been voted by the Proxies at the meeting, (2) deliver later proxy instructions or (3) attend the meeting and vote your shares in person.

          How votes are counted: The Annual Meeting will be held if a majority of the outstanding Common Stock entitled to vote is represented at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters presented to the meeting.

          Cost of this proxy solicitation: The Company will pay the cost of the proxy solicitation, which is expected to be the normal amount spent for a proxy solicitation. The solicitation will be by mail. Certain officers and regular employees of the Company may solicit proxies by letter, telephone and personal interview. No additional compensation will be paid for these activities. The Company will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their principals and obtaining their proxies.

          Attending the Annual Meeting: The Annual Meeting will be held on Thursday, June 7, 2001 at 10:00 o’clock a.m. at our corporate offices, 915 West Fourth Street, Winston-Salem, North Carolina. If you are a beneficial owner of Common Stock held by a bank or a broker (i.e., held in “street name”) and you want to vote your shares in person at the meeting, you will have to get a proxy in your name from the registered holder of the Common Stock.

Shareholders Beneficially Owning More than 5% of the Common Stock: The following is a schedule of Common Stock and Common Stock equivalents beneficially owned as of the dates indicated by each person known to the Company to be the beneficial owner of more than five percent of the Common Stock. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

------------------- ------------------------------------------------- --------------------- -----------------
                                                                            Amount And             Percent
                                     Name and Address of                     Nature of               of
   Type of Class                      Beneficial Owner                   Beneficial Owner           Class
------------------- ------------------------------------------------- --------------------- -----------------
    Common Stock    Taylor House Enterprises, Limited ("THE") (1) (2)         2,094,059            39.2%
    Common Stock    William G. Benton (1) (3)................                 1,706,834            31.6
    Common Stock    Susan L. Christiansen (1) (4)............                   374,080             7.0
    Common Stock    G. L. Clark, Jr. (1) (5).................                   463,944             8.6
    Common Stock    Austinvest Anstalt Balzers (6) (7)                       14,583,333            73.7 (9)
    Common Stock    Esquire Trade & Finance Inc. (6) (8)                     14,583,333            73.7 (9)

NOTES:

(1)	The address of the indicated persons is 915 West Fourth Street, Winston-Salem, NC 27101 and the ownership is as of April 16, 2001.

(2)	The shares owned by THE include 148,655 shares of Common Stock that may be obtained by THE upon conversion of its Series A Preferred Stock at the stated conversion price of $6.00 per share. As described in notes 3 through 5 below, the shares owned by THE are beneficially owned primarily by the executive officers of the Company.

(3)	Mr. Benton owns, directly or indirectly, 65.7% of the issued and outstanding shares of THE. In addition to his beneficial interest in the shares owned by THE, Mr. Benton owns 273,458 shares directly and has options to purchase 57,579 shares.

(4)	Ms. Christiansen owns, directly or indirectly, 16.4% of the issued and outstanding shares of THE. In addition to her beneficial interest in the shares owned by THE, Ms. Christiansen owns 25,654 shares directly and has options to purchase 5,000 shares.

(5)	Mr. Clark owns, directly or indirectly, 14.7% of the issued and outstanding shares of THE. In addition to his beneficial interest in the shares owned by THE, Mr. Clark owns 126,967 shares directly and has options to purchase 29,150 shares.

(6)	The address of the indicated persons is c/o LH Financial, 160 Central Park South, Suite 1312, New York, NY 10019.

(7)	The shares owned by Austinvest Anstalt Balzers include 14,583,333 shares of Common Stock that may be obtained by Austinvest Anstalt Balzers upon conversion of its Series B preferred stock at a conversion price equal to the lowest per share market value during the thirty trading days prior to the conversion date, or $4.00 per share, whichever is lower. For purposes of this disclosure the conversion price was based on the lowest per share market value for the thirty trading days ending April 16, 2001, which equaled $ .12 per share. Each holder of Series B preferred stock has agreed, however, not to convert any Series B shares upon the conversion of which would result in such investor owning more than 9.99% of the Company's then issued and outstanding Common Stock.

(8)	The shares owned by Esquire Trade & Finance Inc. include 14,583,333 shares of Common Stock that may be obtained by Esquire Trade & Finance Inc. upon conversion of its Series B preferred stock at a conversion price equal to the lowest per share market value during the thirty trading days prior to the conversion date, or $4.00 per share, whichever is lower. For purposes of this disclosure the conversion price was based on the lowest per share market value for the thirty trading days ending April 16, 2001, which equaled $.12 per share. Each holder of Series B preferred stock has agreed, however, not to convert any Series B shares upon the conversion of which would result in such investor owning more than 9.99% of the Company's then issued and outstanding Common Stock.

(9)	Calculated based on Rule 13d-3(d)(i) of the Exchange Act using 19,778,075 shares of common stock outstanding as of April 16, 2001. In calculating the percentage amount, we treat as outstanding the number of shares of common stock issuable upon conversion of all of that particular holder's Series B preferred stock. We did not assume, however, the conversion of any other holder's Series B preferred stock.

PROPOSAL 1: Election of Directors

          Two members of the five-member Board of Directors are to be elected at the Annual Meeting. Upon election, these directors will hold office until the third succeeding Annual Meeting of Shareholders. The persons who have been nominated for election to a three-year term are G. L. Clark, Jr. and Perry C. Craven.

           Vote required: Directors must be elected by a plurality of all votes cast at the meeting. This means that the nominee receiving the greatest number of votes will be elected. Votes withheld for any director will not be counted.

           Voting by the Proxies: The Proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted to approve the election of the nominees named in the Proxy Statement. Although the Company knows of no reason why the nominees would not be able to serve, if a nominee were not available for election, the Proxies would vote your Common Stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected as permitted by our Bylaws.

           General Information about the Nominees and Other Directors: The nominees are currently Directors. Each has agreed to be named in this Proxy Statement and to serve if elected. Both nominees attended at least 75% of the meetings of the Board and committees on which the nominee served in the last year.

          The following table provides biographical information about both the nominees and the other directors of the Company.

Name	Age	Principal Occupation or Employer for Last Five Years

William G. Benton	55	Chairman of the Board and Chief Executive Officer since inception. Mr. Benton is a Director, President and the controlling shareholder of THE since its incorporation in 1991. THE, through its subsidiary corporations, engages in the commercial real estate business. Mr. Benton originally developed and serves as General Partner on many of the Section 8 elderly properties that the Company manages. Mr. Benton served as Chief Executive Officer and director of Health Equity Properties Incorporated ("HEP"), a New York Stock Exchange listed real estate investment trust with over $150 million in long-term health care assets from 1988 through September 1994 when HEP merged with Omega Healthcare Investors, Inc. He is also a director of Tanger Factory Outlet Centers, Inc., a New York Stock Exchange-listed real estate investment trust.

Susan L. Christiansen	48	President, Chief Operating Officer and Director since inception. Ms. Christiansen is an officer, director, General Counsel and a shareholder of THE. Ms. Christiansen served as Vice President, General Counsel and Secretary of HEP from 1990 until its merger in 1994. Ms. Christiansen is a licensed real estate broker in North Carolina and West Virginia and serves as the principal broker of Residential Properties Management, Inc., ("RPM") the Company's wholly owned property management subsidiary.

G. L. Clark, Jr. (1), (2)	55	Treasurer, Chief Financial Officer and Director since inception. Mr. Clark is a Director, Chief Financial Officer and a shareholder of THE, and has been Chairman of the Board of RPM since January 1, 1996. Mr. Clark served as Vice President and Chief Financial Officer of HEP from 1988 until its merger in 1994. Mr. Clark is a Certified Public Accountant.

Perry C. Craven (1), (2), (3)	60	Director. Ms. Perry C. Craven has been the sole shareholder and director of Perry C. Craven Associates, Inc. since 1977, a company that specializes in elderly housing development, non-profit development, housing training, rural housing development and communications. Ms. Craven has served as a director of the Company since June 10, 1997.

Walter H. Ettinger, Jr. (1), (3)	48	Director. Dr. Walter H. Ettinger, Jr. has served as Executive Vice President of Physician Services at Virtua Health, Marlton New Jersey since June 1998. From 1987 to June 1998, Dr. Ettinger was an Associate Professor of Medicine, Head of Section of Internal Medicine and Gerontology, Department of Medicine, Bowman Gray School of Medicine, Winston-Salem, North Carolina and Deputy Director of the J. Paul Sticht Center on Aging, Bowman Gray/Baptist Hospital Medical Center. Dr. Ettinger has served as a director of the Company since June 10, 1997.

NOTES:

(1)	Member of Audit Committee. The Audit Committee is responsible for matters relating to executive compensation.
(2)	The indicated directors are each a nominee for re-election at the meeting of Shareholders.
(3)	The indicated directors are Independent Directors.

          About the Board and its Committees: The Board of Directors of the Company has a standing Audit Committee. The members of the Audit Committee are indicated in the preceding table. During 2000 the Audit Committee met three times to review the Company’s periodic reports filed with the Securities and Exchange Commission, to determine the scope of the engagement of the Company’s auditors and to recommend the selection of The Daniel Professional Group, Inc. to serve as the Company’s auditors for year ending December 31, 2001. As discussed in more detail below, the Audit Committee also reviews compensation matters and administers the Company’s 1997 Stock Incentive Plan. See “Plan” and “Report on Compensation Matters” below. The Board of Directors held three meetings during the fiscal year ended December 31, 2000.

          Director Compensation: For the year ended December 31, 2000, the Company’s directors who are not full time employees of the Company received $1,250 per quarter. In addition, the Company reimburses directors for out-of-pocket and travel expenses incurred for their attendance at meetings.

          The following is a schedule of Common Stock and Common Stock equivalents beneficially owned as of April 16, 2001 by each nominee for director who is an executive officer, the executive officers named in the Summary Compensation Table and all directors and executive officers as a group. Unless otherwise indicated, each of the named individuals and each member of the group has sole voting power and sole investment power with respect to the shares shown.

--------------------- -------------------------------------- ---------------------------- --------------------
                                                                        Amount And                Percent
                                 Name and Address of                    Nature of                    of
   Type of Class                 Beneficial Owner(1)                 Beneficial Owner              Class
--------------------- -------------------------------------- ---------------------------- --------------------
   Common Stock       THE (2)..................................         2,094,059                 39.2%
   Common Stock       William G. Benton (3)....................         1,706,834                 31.6
   Common Stock       Susan L. Christiansen (4)................           374,080                  7.0
   Common Stock       G. L. Clark, Jr. (5).....................           463,944                  8.6
   Common Stock       Deborah O. Robinson (6)..................            46,174                  *
   Common Stock       Sandra T. Walker                                     23,450                  *
   Common Stock       All directors and executive officers as a
                      group (7 persons)........................         2,616,681                 48.1%

NOTES:

(1)	The address of all persons listed is 915 West Fourth Street, Winston-Salem, NC 27101.
(2)	The shares owned by THE include 148,655 shares of Common Stock that may be obtained by THE upon conversion of its Series A Preferred Stock at the stated conversion price of $6.00 per share. As described in notes 3 through 5 below, the shares owned by THE are beneficially owned primarily by the executive officers of the Company.
(3)	Mr. Benton owns, directly or indirectly, 65.7% of the issued and outstanding shares of THE. In addition to his beneficial interest in the shares owned by THE, Mr. Benton owns 273,458 shares directly and has options for 57,579 shares.
(4)	Ms. Christiansen owns, directly or indirectly, 16.4% of the issued and outstanding shares of THE. In addition to her beneficial interest in the shares owned by THE, Ms. Christiansen owns 25,654 shares directly and has options for 5,000 shares.
(5)	Mr. Clark owns, directly or indirectly, 14.7% of the issued and outstanding shares of THE. In addition to his beneficial interest in the shares owned by THE, Mr. Clark owns 126,967 shares directly and has options for 29,150 shares.
(6)	Ms. Robinson owns, directly or indirectly, 1.54% of the issued and outstanding shares of THE. In addition to her beneficial interest in the shares owned by THE, Ms. Robinson owns 11,763 shares directly and has options for 3,000 shares.

* less than 1%

          As of April 16, 2001, THE owned 100% of the issued and outstanding Series A preferred stock of the Company. The Series A preferred stock is nonvoting, is subordinate to the Common Stock for payment of dividends, has a stated liquidation value of $5 per share which is subordinate to a preferred distribution to holders of Common Stock equal to $10 per share, may be converted to Common Stock at $6 per share after September 30, 1999 and is not redeemable at the option of the holder.

Executive Compensation

Report of Audit Committee on Compensation:

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE ON EXECUTIVE COMPENSATION IS PROVIDED FOR INFORMATION PURPOSES ONLY AND SHALL NOT BE DEEMED TO BE SOLICITATION MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION OR TO BE INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

1.	The Committee and General Philosophy. The Company's compensation policies are determined by the Audit Committee of the Board of Directors which makes its compensation recommendations to the full Board of Directors for approval. The Committee is comprised of two directors of the Company, neither of whom is employed by the Company and one director, G. L. Clark, Jr., who is the Company's Chief Financial Officer. In addition to making recommendations with respect to compensation, the Committee also administers the Company's 1997 Stock Incentive Plan (the "1997 Plan") and, if approved, will administer the Company's 2001 Stock Incentive Plan (the "2001 Plan"). The 1997 Plan is described below and the 2001 Plan is described under the heading "PROPOSAL 3: Proposed 2001 Stock Incentive Plan."

The Company's approach to compensation places primary emphasis on team performance and secondary emphasis on individual performance. As such, compensation is awarded to all employees as a whole with specific allocations based on deemed contribution to the team effort.

2.	Incentive Pay Plan. Because of the cash constraints imposed by the current size of the Company's management portfolio and the limited development opportunities available in the current financial market, the Company's incentive pay plan is limited to issuance of stock grants and options. Mr. Benton as Chief Executive Officer recommends the amount of awards or option grants based on his assessment of individual, team and overall Company performance to the Compensation Committee for approval.

3.	Compensation to Chief Executive Officer. Mr. Benton voluntarily lowered his cash salary for 2000 to $0 pending improvement of the Company's overall cash performance. Mr. Benton was awarded 200,000 shares of Common Stock under the 1997 Plan in April 2001 in consideration of his services to the Company. We anticipate that Mr. Benton will receive a small portion of his annual salary of $104,000 in cash during 2001 based on the increase in management business and scheduled development.

Perry C. Craven	G. L. Clark, Jr.	Walter H. Ettinger, Jr.

                                           Executive Compensation Tables

                                             Summary Compensation Table

                                                                                  Long-Term        All Other
                                            Annual Compensation                 Compensation     Compensation
                                                                                   Awards
                             ------------------------------------------------------------------ ----------------
                                                                                 Securities
                                                                 Other Annual    Underlying        All Other
                                         Salary       Bonus      Compensation      Options       Compensation
Name and Principal Position    Year         $           $              $              #                $
---------------------------    ----     ---------   ---------      ---------      ---------        ----------

William G. Benton (1)            2000      104,000      -              -              -                -
  Chief Executive Officer        1999      104,000      -
                                 1998      104,000      26,000

Susan L. Christiansen........    2000      104,000      -              -              -                -
  Chief Operating Officer        1999      104,000      -
                                 1998      104,000       3,500

G.  L. Clark, Jr. (1)            2000      104,000      -              -              -                -
  Chief Financial Officer        1999      104,000      -
                                 1998      104,000      26,000

Sandra T. Walker.............    2000       90,000      -              -              -                -
  Executive Vice President       1999       90,000      -
                                 1998       90,000       2,500

Bernard T. Gawley (2)........    2000      100,000      -              -              -                -
  President, DSS Funding         1999      100,000      -
                                 1998       87,500      -

(1)	The designated employees accrued a portion of their 1999 and 2000 salary listed above. Mr. Benton and Mr. Clark each accrued $26,000 for 1999 and $104,000 for 2000.

(2)	Mr. Gawley's employment with the Company terminated on March 21, 2001.

          No stock options were granted during the year ended December 31, 2000. The following table provides information for stock options granted in earlier years.

--------------------------------------------------------------------------------------------------------
                               Aggregate Option/SAR Exercises in 1999 and
                              Option/SAR Values as of Year -End 1999
--------------------------------------------------------------------------------------------------------
           Name          Shares Acquired     Value Realized          Number of           Value(1) Of
                           on Exercise                              Unexercised          Unexercised
                                                   ($)               Securities         In-The-Money
                               (#)                                   Underlying         Options/SARs
                                                                    Options/SARs        at FY-End ($)
                                                                   at FY-End (#)        Exercisable/
                                                                    Exercisable/        Unexercisable
                                                                   Unexercisable
----------------------- ------------------ -------------------- --------------------- ------------------
William G. Benton               -                   -                 57,579/0              $0/0
----------------------- ------------------ -------------------- --------------------- ------------------
----------------------- ------------------ -------------------- --------------------- ------------------
Susan L. Christiansen           -                   -                  5,000/0              $0/0
----------------------- ------------------ -------------------- --------------------- ------------------
----------------------- ------------------ -------------------- --------------------- ------------------
G. L. Clark, Jr.                -                   -                 29,150/0              $0/0
----------------------- ------------------ -------------------- --------------------- ------------------
----------------------- ------------------ -------------------- --------------------- ------------------
Sandra T. Walker                -                   -                  3,000/0              $0/0
----------------------- ------------------ -------------------- --------------------- ------------------
----------------------- ------------------ -------------------- --------------------- ------------------
Bernard T. Gawley               -                   -                  5,000/0              $0/0
----------------------- ------------------ -------------------- --------------------- ------------------

          (1)        Value is based on closing price per share of the Common Stock on December 31, 2000.

          ____________________

           Employment Agreements: Mr. Benton, Ms. Christiansen and Mr. Clark have employment agreements with the Company. The employment agreements provide for base salaries with increases as authorized by the Board of Directors. The Agreements are for terms of five years, with each day worked being deemed to extend the term by an additional day.

           The agreements provide for the payment to each executive officer of a lump-sum severance payment if the Company terminates such executive’s employment during the term of the agreements other than for cause, or if the employment is terminated for certain reasons, including a change of control of the Company. The lump-sum severance payment is equal to three times the amount of such executive’s average base salary for the previous 5 years. These three employment agreements contain terms prohibiting solicitation of Company employees for 18 months after termination, non-disclosure of confidential information and return of all Company documents.

           1997 Stock Incentive Plan: The Company’s 1997 Stock Incentive Plan (the “1997 Plan”) was adopted by the Company’s Board of Directors and approved by the sole shareholder in January 1997. A total of 500,000 shares of Common Stock have been reserved for issuance under the 1997 Plan. Stock options, stock appreciation rights, restricted stock and deferred stock may be granted under the 1997 Plan to key employees and directors or consultants of the Company or a subsidiary. Pursuant to the 1997 Plan, the Company granted 47,000 stock options to certain employees at an exercise price ranging from $4.75 to $5.225, the market value of the shares at the date of grant. The stock options are 100% vested and have a five-year term. Warrants for 45,000 shares were issued with a four-year term, a one-year vesting schedule and exercise prices ranging from $6.00 to $9.00 per share. Warrants for 50,000 shares were issued with a four-year term, one year vesting schedule and an exercise price of $6.75 per share. All the warrants were issued to third parties for services rendered. At December 31, 2000, a total of 142,000 stock options and warrants are outstanding, 1,400 common shares have been issued and 356,600 shares are available for granting. On April 6, 2001, 354,075 common shares were issued to employees of the Company, leaving 2,525 shares available for future grants. Of the April share grants, Mr. Benton was issued 200,000 shares; Mr. Clark was issued 100,000 shares; Ms. Christiansen was issued 15,000 shares and Ms. Walker was issued 15,000 shares.

Additional Information about Directors and Executive Officers

           Section 16(a) Reporting Compliance: The Company’s directors, executive officers, and holders of more than 10% of the Company’s Common Stock file reports with the Securities and Exchange Commission indicating the number of shares of any class of Company equity securities they owned when they became a director, executive officer or 10% holder of the Company’s Common Stock and, after that, any change in their ownership of Company equity securities. Copies of any of these reports must also be provided to the Company. These reports are required by Section 16(a) of the Securities Exchange Act of 1934. The Company has reviewed the copies of the reports that it has received and the written representations from the individuals required to file the reports. Based on this review, the Company believes that each of its independent directors has complied with applicable reporting requirements for transactions in Company securities during 2000.

           Certain Relationships and Related Transactions: In July 1995, Grandfather Mountain Limited Partnership, which owns a shopping center in Boone, North Carolina, filed a Chapter 11 Reorganization under the Federal Bankruptcy Laws because the anchor tenant, Roses Department Store, and the lender, Mutual Savings and Loan Association, Morganton, North Carolina filed for reorganization. Grandfather Mountain Limited Partnership’s plan of reorganization was approved on October 6, 1997. The partnership operated in accordance with the plan through March 31, 2001. The partnership is delinquent on the April 2001 mortgage payment and has received a notice of default. Because of the failure of a major tenant to renew its lease on expiration, the partnership does not anticipate that it will be able to meet its obligations under the plan going forward. The partnership has an agreement in principle with a third party to sell the property subject to lender approval and final documentation. Benton Investment Company, a wholly owned subsidiary of THE, is one of the two General Partners of Grandfather Mountain Limited Partnership. Mr. Benton and Mr. Clark serve as Chief Executive Officer and President, respectively, of Benton Investment Company.

           From time to time, the Company advances or borrows funds from THE or other related entities. Note 2 to the financial statements for the year ended December 31, 2000 schedules those advances and repayments to and advances and repayments from such related parties. These transactions have resulted in balances of $233,616 due to the Company from affiliated partnerships, and $3,595,604 due to the Company from THE and subsidiaries of THE. On September 30, 1997, the Company issued 178,386 shares of preferred stock to Taylor House in exchange for the note payable to the parent in the amount of $891,930. There was no interest income received from related parties during the years ended December 31, 2000 and 1999. Accounts payable to related parties bear no interest and have no scheduled repayment terms.

           The Company earned interest of $283,179 and $251,829 for the years ended December 31, 2000 and 1999, respectively, on development fees and costs due from affiliates. Interest receivable of $310,316 and $211,829, net of allowances, is included in development fees and costs due from affiliates (long-term asset) at December 31, 2000 and 1999, respectively.

           The Company set up an allowance of $250,000 for advances of development costs made to an affiliate for the year ended December 31, 2000. This allowance is included in development fees and costs due from affiliates at December 31, 2000.

           Effective February 28, 2001, the Company discontinued the management of the South Boston, Virginia property, owned by a THE subsidiary. In connection with the termination of the management, the Company wrote off $536,648 in advances made to the THE subsidiary and $38,010 in interest receivable.

           Beginning in May 1997, the Company entered into a month-to-month lease with THE for office space for THE’s corporate headquarters with required monthly rent payments of $2,700. During 1999, the monthly rent increased to $3,800. RPM entered into a month-to-month lease in May, 1999 for office space in Raleigh, NC for its corporate staff located there at a monthly rental of $418. The space is located in an apartment property managed by RPM and owned by a partnership, whose general partner is William G. Benton, the Company’s chief executive officer. Mr. Benton is also a beneficial shareholder of THE.

           The Company participates in a defined contribution savings incentive plan covering substantially all of its and its subsidiaries’ full time employees. The plan provides for a discretionary match by the employer. Historically, the Company and its subsidiaries have provided a 50% matching contribution to each employee participant for contributions up to the first 5% of compensation. The Company’s contributions for the years ended December 31, 2000 and December 31, 1999 were $28,371 and $35,237, respectively, representing a 50% matching contribution for participant contributions up to the first 5% of compensation.

           Management fee income for the years ended December 31, 2000 and 1999 includes $365,053 and $345,937, respectively, earned from partnerships, a general partner of which is a beneficial shareholder of THE. At December 31, 2000 and 1999, $51,390 and $28,318, respectively, of such fees are included in trade accounts receivable, and $248,502 and $293,012 are included in accounts receivable-affiliates at December 31, 2000 and 1999, respectively. In addition, the Company was reimbursed for payments made through its central payroll system for payroll and related expenses, by partnerships which are related through common ownership. These payments totaled $1,094,975 and $962,830, respectively, for the years ended December 31, 2000 and 1999.

           In January, 1998, the Company formed a wholly-owned subsidiary, DSS Funding, Inc. (“DSSF”), a North Carolina corporation, for the purpose of securing permanent financing for the assisted living facilities which the Company develops, as well as third party owners. The Company loaned DSSF $250,000 secured by a non-interest bearing note and will provide working capital for the subsidiary.

PROPOSAL 2:   Appointment of Independent Accountants

           The Board of Directors, upon recommendation of the Audit Committee, has selected The Daniel Professional Group, Inc., 4400 Silas Creek Parkway, Suite 200, Winston-Salem, NC 27104, as the Company’s independent accountants to examine the financial statements of the Company and its subsidiaries for the year ending December 31, 2001, and to perform other appropriate accounting services. A resolution will be presented to the meeting to ratify the appointment. The affirmative vote of a majority of the number of votes entitled to be cast by the Common Stock represented at the meeting is needed to ratify the appointment. If the Shareholders do not ratify the appointment of The Daniel Professional Group, Inc., the Board of Directors will reconsider the selection of independent accountants.

           The Daniel Professional Group, Inc. has served as the Company's independent auditor since its inception in 1996 and has served as independent auditor for THE since 1991. A representative of The Daniel Professional Group, Inc. will be present at the meeting and will have the opportunity to make a statement if so desired and will be available to answer questions.

Fees To The Company’s Auditor

           The Company paid The Daniel Professional Group fees during the year ended December 31, 2000 as follows:

       Audit Fees     Financial Information Systems Design    All Other Fees
                               and Implementation

        $ 55,784                      $ 0                         $ 6,500

Audit Committee Report

THE FOLLOWING AUDIT COMMITTEE REPORT IS PROVIDED FOR INFORMATION PURPOSES ONLY AND SHALL NOT BE DEEMED TO BE SOLICITATION MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION OR TO BE INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

During the year ended December 31, 2000, the Audit Committee adopted a charter for the Audit Committee. The charter appears in its entirety as an appendix to this proxy statement and sets forth standards required by new SEC regulations.

The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities in three areas:

(i)	the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC);

(ii)	the system of internal controls that management has established; and

(iii)	the external audit process.

In overseeing the preparation of annual financial information provided to shareholders and the SEC, the Audit Committee met with management and the Company’s independent accountant’s to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that statements were prepared in accordance with generally accepted accounting principles. The Audit Committee’s oversight included discussions with the independent accountants of matters required to be discussed by Statement of Auditing Standards No. 61, “Communication with Audit Committees,” as amended by Statement of Auditing Standards No. 90, “Audit Committee Communication.”

The Audit Committee monitored the scope and adequacy of the Company’s internal auditing controls and considered all suggestions to strengthen internal controls.

Among other matters, the Audit Committee discussed with The Daniel Professional Group issues relating to its independence, including discussion of the disclosures required by Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee has received the written disclosure and letter from The Daniel Professional Group required by such standard. The Audit Committee also considered whether the provision of non-auditing services by the independent accountants was consistent with the accountants’ independence.

The Company’s management is responsible for preparation of the Company’s financial statements, and the independent accountants are responsible for auditing those financial statements. The oversight by the Audit Committee is not designed or intended to supersede or alter those responsibilities.

Based upon the foregoing, the Audit Committee recommended to the Board of Directors that:

(1)	the audited financial statements be included in the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2000; and

(2)	The Daniel Professional Group be selected as the Company’s independent accountants for year ending December 31, 2001.

Perry C. Craven	Walter H. Ettinger, Jr.	G. L. Clark, Jr..

Approval of the Selection of Auditor

           The Board of Directors recommends that Shareholders vote “FOR” the ratification of the appointment of The Daniel Professional Group, Inc. A majority vote of the shares represented in person or by proxy at the Annual Meeting is required to ratify the appointment of The Daniel Professional Group, Inc.

PROPOSAL 3:   Approval of 2001 Stock Incentive Plan

Background and Purpose

           Due to the limited number of shares remaining under the Company’s 1997 Stock Incentive Plan for grant to Company employees, directors or consultants, the Company’s Board of Directors adopted the 2001 Stock Incentive Plan (the “2001 Plan”) on April 12, 2001, subject to shareholder approval. The purpose of the 2001 Plan is to provide employees, directors and consultants of the Company stock-based incentives, thereby giving them a stake in the Company’s long-term performance and encouraging the continuance of their services to the Company. The 2001 Plan provides for the grant to employees and directors or consultants of the Company or a subsidiary of stock options, stock appreciation rights (“SARs”), restricted stock and deferred stock. The Board believes that it is in the Company’s and the Company’s stockholders’ best interests to provide key employees and others an opportunity to participate in the value and appreciation of the Company’s Common Stock. The following summary of the 2001 Plan is qualified in its entirety by the full text of the 2001 Plan. Any shareholder who wishes to obtain a copy of the full text of the 2001 Plan may do so by written request to the Company’s Secretary at the address of the Company’s executive offices: 915 West Fourth Street, Winston-Salem, North Carolina 27101.

Eligibility and Administration

           All employees of the Company and any of its subsidiaries, directors and consultants are eligible to receive grants under the 2001 Plan. A total of 10,000,000 shares of Common Stock have been reserved for issuance under the 2001 Plan. There is no stated maximum of the amount of grants that may be awarded to any individual in any year. Shares subject to options granted under the 2001 Plan will be available from authorized but unissued shares or from shares held or acquired as treasury shares.

           The Stock Incentive Plan is administered by the Stock Incentive Committee, which is a subcommittee of the Audit Committee, and must be comprised of at least two disinterested directors. The 2001 Plan requires that the members of the Stock Incentive Committee be “disinterested persons” within the meaning of Rule 16b-3, as from time to time amended, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Stock Incentive Committee has the authority, within limitations set forth in the 2001 Plan, to establish rules and regulations concerning the 2001 Plan, to determine the persons to whom options may be granted, the number of shares of Common Stock to be covered by each grant, and the terms and provisions of the grant. In addition, the Stock Incentive Committee has the authority, subject to the terms of the 2001 Plan, to determine the appropriate adjustments in the terms of each outstanding option in the event of a change in the Company’s capital structure.

Options, SARs, Restricted Stock and Deferred Stock Grants

           Options, SARs restricted stock or deferred stock may be granted under the 2001 Plan. Options granted under the 2001 Plan may be either incentive stock options (“ISO’s”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), or non-qualified stock options (“NQSOs”), as the Stock Incentive Committee may determine. The exercise price of an option will be fixed by the Stock Incentive Committee on the date of grant, except that (i) the exercise price of an ISO granted to any individual who owns (directly or by attribution) shares of Common Stock possessing more than 10% of the total combined voting power of all classes of outstanding stock of the Company (a “10% Owner”) must be at least equal to 110% of the fair market value of the Common Stock on the date of grant and (ii) the exercise price of an ISO granted to any individual other than a 10% Owner must be at least equal to the fair market value of the Common Stock on the date of the grant.

Terms and Conditions of Grants

           Options are exercisable by the holder subject to terms fixed by the Stock Incentive Committee. However, an option will be exercisable immediately upon the happening of any of the following (but in no event during the six-month period following the date of grant or subsequent to the expiration of the term of an option): (i) the holder’s retirement on or after attainment of age 65; (ii) the holder’s disability or death; or (iii) the occurrence of such special circumstances or events as the Stock Incentive Committee determines merits special consideration. Under the 2001 Plan, a holder generally may pay the exercise price in cash, by check, by delivery to the Company of shares of Common Stock already owned by the holder or, in certain circumstances, in shares issuable in connection with the options, or by such other method as the Stock Incentive Committee may permit from time to time.

           Options granted under the Stock Incentive Plan will be non-transferable and non-assignable; provided, however, that the estate of a deceased holder may exercise any options held by the decedent. If an option holder terminates employment or consultancy with the Company or service as a director of the Company while holding an unexercised option, the option holder will have until the end of the 90th business day following his or her termination of employment or service to exercise the option. The option will terminate immediately following such 90 day period. However, all options held by an option holder will terminate immediately if the termination is for cause or voluntary on the part of the employee.

           Any options granted must expire within ten years from the date of grant (five years in the case of an ISO granted to a 10% Owner). Shares subject to options granted under the 2001 Plan which expire, terminate or are canceled without having been exercised in full become available again for option grants. No options shall be granted under the 2001 Plan more than ten years after the adoption of the 2001 Plan.

Modification and Termination

           The 2001 Plan may be terminated and may be modified or amended by the Stock Incentive Committee or the Board of Directors at any time; provided, however, that (i) no modification or amendment either increasing the aggregate number of shares which may be issued under options or to any individual, increasing materially the benefits accruing to participants under the 2001 Plan, or materially modifying the requirements as to eligibility to receive options will be effective without shareholder approval of such amendment and (ii) no such termination, modification or amendment of the 2001 Plan will alter or affect the terms of any then outstanding options without the consent of the holders thereof.

Federal Income Tax Consequences

           The following is a summary of the primary federal income tax consequences under current federal income tax laws relating to grants under the 2001 Plan. The summary is not intended to be exhaustive and does not address any state, local, or non-U.S. jurisdiction tax consequences.

           In general, at the time restricted stock is issued, the grantee will include in ordinary income in the taxable year that restricted stock is granted, an amount equal to the fair market value of the restricted stock on the date of grant. A participant will be subject to tax at the time a NQSO or SAR is exercised (but not at the time of grant). The grantee will include in ordinary income in the taxable year that a NQSO or SAR is exercised an amount equal to , in the case of a NQSO, the difference between the exercise price and the fair market value of the shares acquired on the date of exercise or, in the case of an SAR, the cash equivalent of such amount. The Company will generally be entitled to deduct such amount for federal income tax purposes. Upon disposition of shares, the appreciation (or depreciation) from the date of acquisition will be treated by the participant as either short-term or long-term capital gain (or loss), and the applicable tax rate will be determined depending on whether the shares have been held for the then-required holding period.

           In general, a participant will not be subject to tax at the time an ISO is issued or exercised. In order to receive this favorable treatment, the employee must exercise the ISO while the employee is employed by the Company or within three months after leaving the employment of the Company. An exception to the tax deferred treatment is found in the Alternative Minimum Tax (“AMT”) rules. These rules provide that the difference between the exercise price and the fair market value on the day of exercise is a tax preference item. This preference item along with any other preference items may result in additional tax to the employee. The AMT applies only if it is greater than a taxpayer’s regular tax liability. Upon disposition of shares, long-term capital gain or loss will be recognized in an amount equal to the difference in the disposition price and the exercise price, provided that the participant has not disposed of the shares within two years from the date of grant or within one year from the date of exercise. The capital gains tax rate will depend on the participant’s holding period. If the participant disposes of the shares without satisfying both holding periods (a “Disqualifying Disposition”), the participant will recognize ordinary income in the taxable year of the Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the shares on the date the ISO was exercised or the date the shares were sold. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending on how long the shares have been held. The Company is not entitled to a tax deduction upon either the exercise of the ISO or the disposition of the shares acquired upon exercise, except to the extent that the participant recognized ordinary income in a Disqualifying Disposition.

           If the participant pays the exercise price, in full or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. If such exercise is effected, however, using shares previously acquired by exercise of an ISO, the exchange will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

           Internal Revenue Code Section 162(m) limits the federal income tax deduction that the Company may take for otherwise deductible compensation payable to executive officers who are treated as Named Executive Officers in the Company’s Proxy Statement for such year is limited to $1,000,000. Because of the Company’s size, this provision should have no affect on the Company.

Approval of the 2001 Stock Incentive Plan

           The Board of Directors recommends that Shareholders vote “FOR” the approval of the 2001 Stock Incentive Plan. A majority vote of the shares represented in person or by proxy at the Annual Meeting is required to approve the 2001 Stock Incentive Plan.

Shareholder Proposals and Nominations for the 2002 Annual Meeting

           Shareholder proposals to be included in the Proxy Statement for our next annual meeting of Shareholders must be received by the Company’s Secretary not later than November 15, 2001. In addition, a proposal must meet all other requirements of the Securities and Exchange Commission, North Carolina corporate law and the Company’s By-laws. A copy of the Company’s By-laws may be obtained from the Secretary.

By Order of the Board of Directors WILLIAM G. BENTON, Chairman

April 26, 2001

APPENDIX A

AUDIT COMMITTEE CHARTER

The Audit Committee (“the Committee”), of the Board of Directors (“the Board”) of Diversified Senior Services, Inc. (“the Company”), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the National Association of Securities Dealers (NASD), which allows small Boards of Directors to have non-independent members. The members of the Committee will be elected annually at the organizational meeting of the full Board held in May and will be listed in the annual report to shareholders. One of the independent members of the Committee will be elected Committee Chair by the Board. Non-independent members may be excused from participation in parts of meetings and excused from voting on specific issues as determined appropriate by the independent members.

RESPONSIBILITY

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the external audit process. In addition, the Committee may perform any other duties assigned to it by the Board. The Committee provides an avenue for communication between the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company’s business conduct guidelines.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the chief financial officer and independent accountants at least once each year and at other times when considered appropriate.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1.	Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NASD Audit Committee Requirements.

2.	Review with the Company’s management and independent accountants the Company’s accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

3.	Review with the Company’s management and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgements about the quality, not just the acceptability, of the Company’s accounting principles used in financial reporting.

4.	Review the scope and general extent of the independent accountants’ annual audit. The Committee’s review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

5.	Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

6.	Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q. Also receive a written confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

7.	At the completion of the annual audit, review with management and the independent accountants the following:

•	The annual financial statements and related footnotes and financial information to be included in the Company’s annual report to shareholders and on Form 10-K.

•	Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

•	Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company’s financial statements.

•	Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company’s accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management’s representation concerning audit adjustments.

If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company’s annual report on Form10-K.

8.	After preparation by management and review by independent accountants, approve the report required under SEC rules to be included in the Company’s annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

9.	Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

10.	Meet with management and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as “material” or “serious”. Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

11.	Recommend to the Board the selection, retention or termination of the Company's independent accountants.

12.	Review with management and the independent accountants the methods used to establish and monitor the Company’s policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

13.	Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company’s general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

14.	As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of the NYSE, NASDAQ or AMEX, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

PROXY
DIVERSIFIED SENIOR SERVICES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking previous proxies of such shares of common stock, hereby appoints WILLIAM G. BENTON and SUSAN L. CHRISTIANSEN, or either of them, proxies for the undersigned with several power of substitution or resubstitution, to vote all of the shares of common stock of Diversified Senior Services, Inc. held of record by the undersigned on April 16, 2000 at the Annual Meeting of Shareholders to be held on June 7, 2001, or any adjournment as follows:

(To be signed on the reverse side)

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Shareholders
DIVERSIFIED SENIOR SERVICES, INC.

June 7, 2001

A	/X/	Please mark your votes as in this example.

1. ELECTION OF DIRECTORS	FOR all nominees (except as indicated to the contrary below) / /	WITHHOLD AUTHORITY to vote for all nominees listed below / /	Nominee:	For Three Year Term Expiring in 2004: G.L. Clark, Jr. Perry C. Craven	2. 3.	Ratification of the appointment of The Daniel Professional Group, Inc. as auditors for the Company for year ending December 31, 2001. Approval of the 2001 Stock Incentive Plan.	FOR / / / /	AGAINST / / / /	ABSTAIN / / / /

For, except vote withheld from the following nominees(s):	4.	In their discretion, upon any other matters that may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE STOCKHOLDER(S). IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

SIGNATURE(S) OF SHAREHOLDER(S) ___________________________________ ____________________________________ DATE _________, 2001
SIGNATURE IF HELD JOINTLY
NOTE: PLEASE SIGN YOUR NAME(S) EXACTLY AS PRINTED ON THIS PROXY. IF SHARES ARE HELD IN JOINT ACCOUNT EACH JOINT OWNER SHOULD SIGN.